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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                              October 14, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                              DOCUMENTUM, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                   0-27358                 95-4261421
----------------------------  ----------------------  --------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)


                            5671 GIBRALTAR DRIVE
                         PLEASANTON, CA  94588-8547
                  ----------------------------------------
                  (Address of principal executive offices)


                               (925) 463-6800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


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Item 5. Other Events.


          On October 14, 1998, Documentum, Inc. announced its financial results for the quarter ending September 30, 1998. The issued press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits


                EXHIBIT
                NUMBER    DESCRIPTION OF DOCUMENT
                ------    -----------------------

                 99.1     Documentum, Inc. press release dated October 14, 1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DOCUMENTUM, INC.



Dated:  October 16, 1998                  By:      /s/ Mark S. Garrett
                                             -------------------------------
                                              Mark S. Garrett
                                              Vice President and Chief Financial
                                              Officer
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                               INDEX TO EXHIBITS


EXHIBIT
Number    DESCRIPTION OF DOCUMENT
------    --------------------------------------------------------------

 99.1       Documentum, Inc. press release dated October 14, 1998.